Acquisitions - Additional Information (Detail) £ in Millions	12 Months Ended
Dec. 31, 2017 GBP (£)
Disclosure of detailed information about business combination [abstract]
Revenue contributed by business acquisition	£ 12
Increased adjusted operating profit	2
Decreased net profit	6
Net cash inflow from operating activities contributed by business acquisition	0
Group revenue, pro forma basis	7,368
Adjusted operating profit, pro forma basis	2,288
Adjusted net profit, pro forma basis	£ 1,662